Securities and Exchange Commission
                             Washington, D.C.  20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported): September 2, 2005




                        Commission File Number:   0-30018



                             MERIDIAN HOLDINGS, INC.
             (Exact name of registrants specified in its charter)




               COLORADO                                 52-2133742

     (State or other jurisdiction of                (I.R.S. Employer
      incorporation or organization)                Identification No.)


                         900 Wilshire Avenue, Suite 500
                          Los Angeles, California 90017
                       (213) 627-8878 Fax: (213) 627-9183



    (Address, Including Zip Code, And Telephone Number, Including Area Code,
                  Of Registrant's Principal Executive Offices)


























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SECTION  1.   Registrant's Business and Operations              Not  Applicable

SECTION  2.   Financial  Information                            Not  Applicable

SECTION  3.   Securities and Trading Markets                    Not  Applicable

SECTION  4.   Matters Relating to Accountants and Financial Statements

SECTION  5.  Corporate governance and Management                Not  Applicable

SECTION  6.  Reserved                                           Not  Applicable

SECTION  7.  Regulation FD

On September 2, 2005, the registrant issued a press release announcing the approval of the board of directors of both Meridian Holdings, Inc., and CGI Communications Services, Inc., a dividend distribution of CGI Communications Services, Inc., Common stock it owns, to all the shareholders of record as of September 26, 2005

SECTION  8:  Other Events

On August 24,2005, pursuant to the written consent of the board of directors of both Meridian Holdings, Inc., and CGI Communications Services, Inc., (Pink-sheet: CGIC) dated August 24, 2005, in which it was approved that Meridian Holdings, Inc., declare a dividend of shares of CGI Communications Services, Inc., common stock it owns, to each of its shareholders with the exception of all current and past officers, directors and affiliates, by transferring or causing to be issued one (1) share of the CGI Stock for every ten (10) shares of Meridian Holdings, Inc., common stock held by each of such shareholder ("Dividends") of record as of September 26, 2005.

SECTION  9:  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

c.    Exhibits

EXHIBIT ITEM.     DESCRIPTION
------------     -------------

Exhibit  99.1 - A copy of the press release announcing the dividend distribution

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Meridian  Holdings,  Inc.
                                          (Registrant)

Date: September 2, 2005              By:/s/  Anthony  C.  Dike
                                      -------------------------
                                          Anthony  C.  Dike
                                 (Chairman, Chief Executive Officer)














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                                    EXHIBIT 99.1

FOR  IMMEDIATE  RELEASE:     Friday,  September 2,  2005

CONTACT:  Anthony  C.  Dike,  M.D.
          Meridian  Holdings,  Inc.
          213-627-8878
          www.meho.com
          ------------

         Meridian Holdings, Inc., Declares a Dividend Distribution of
              CGI Communication Services, Inc., Common Stock.

LOS ANGELES, CALIF.- Meridian Holdings, Inc. (OTCBB: MRDH), announced today that pursuant to the written consent of the board of directors of both Meridian Holdings, Inc, and CGI Communications Services, Inc., (Pinksheet: CGIC) dated August 24, 2005, in which it was approved that Meridian Holdings, Inc., declare a dividend of shares of CGI Communications Services, Inc., common stock it owns, to each of its shareholders with the exception of all current and past officers, directors and affiliates, by transferring or causing to be issued one
(1) share of the CGI Stock for every ten (10) shares of Meridian Holdings, Inc., common stock held by each of such shareholder ("Dividends") of record as of September 26, 2005.

Both Meridian Holdings, Inc., and CGI Communications Services Stock Symbol remains the same post dividend distribution.

"We wish to seize this opportunity to thank all our shareholders and wish them a happy Labor Day weekend," said Dike, Chairman and CEO.

About Meridian Holdings, Inc.

Meridian Holdings, Inc. is a healthcare services and technology company. Meridian's network of affiliated companies is designed to encourage maximum leverage of information technology, operational excellence, industry expertise, and synergistic business opportunities. Meridian is committed to building shareholder value by positioning affiliated companies as independent business entities in which Meridian shareholders enjoy equity participation. For more information about the company and its affiliated group of companies, visit www.meho.com.
     -------

About CGI Communications Services, Inc.

CGI Communications Services, Inc., provides comprehensive telemedicine and Telecare solutions, supplying Medical Products, Telecommunications services and InterCare DX, Inc. (OTCBB:ICCO), ICE(tm) software. For more information about our products and services, please visit our website at www.cgics.com.

NOTE: Statements in this news release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and any amendments thereto. Material that is forward-looking may contain statements about expected future events and/or financial results that are forward-looking in nature. Editors and investors are cautioned that such forward-looking statements invoke risk and uncertainties that may cause the Company's results to differ from such forward-looking statements. These include, but are not limited to, economic, competitive, governmental, technological, and other factors discussed in the statements and/or in the Company's filings with the Securities and Exchange Commission.
                                      # # #

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